                                                                    Exhibit 21.0

                          SUBSIDIARIES OF MATTEL, INC.

                                                                 Percentage of
                                                               Voting Securities
                                                               Owned Directly or
                                               Jurisdiction in    Indirectly
               Subsidiaries/1/                 Which Organized   By Parent/2/
               ---------------                 --------------- -----------------
American Girl Music Incorporated.............. Wisconsin              100%
American Girl Place Incorporated.............. Wisconsin              100%
American Girls Productions Incorporated....... Wisconsin              100%
ARCOTOYS, Inc................................. Delaware               100%
Broderbund Software, Inc...................... Delaware               100%
 Parsons Technology, Inc...................... California             100%
Far West Insurance Company, Limited........... Bermuda                100%
Fisher-Price, Inc............................. Delaware               100%
Mabamex, S.A. de C.V.......................... Mexico                 100%
Mattel Argentina S.A.......................... Argentina              100%
Mattel Bangkok Limited........................ Thailand                80%
Mattel Belgium N.V............................ Belgium                100%
Mattel do Brasil Ltda......................... Brazil                 100%
Mattel Chile S.A.............................. Chile                  100%
Mattel Colombia S.A........................... Colombia               100%
Mattel Design Services, Inc................... Delaware               100%
Mattel Direct, Inc............................ Delaware               100%
Mattel Distribution, Inc...................... Delaware               100%
Mattel East Asia Limited...................... Hong Kong              100%
 Mattel Toys (India) Private Limited.......... India                  100%
Mattel Espana, S.A............................ Spain                  100%
Mattel Factoring, Inc......................... Delaware               100%
Mattel (HK) Limited........................... Hong Kong              100%
Mattel Holding, Inc........................... Delaware               100%
 Mattel U.K. Limited.......................... U.K.                   100%
  Mattel Tyco (UK) Ltd........................ U.K.                   100%
  Mattel Acquisitions plc..................... U.K.                   100%
   Bluebird Toys plc.......................... U.K.                   100%
    Bluebird Toys (UK) Limited................ U.K.                   100%
  Matchbox Collectibles (Europe) Ltd.......... U.K.                   100%
  Mattel Group PLC............................ U.K.                   100%
   J.W. Spear & Sons PLC...................... U.K.                   100%
Mattel Holdings Limited....................... Canada                 100%
 Mattel Canada Inc............................ Canada                 100%
Mattel I., Inc................................ Delaware               100%
 Mattel S.r.l................................. Italy                  100%
  Mattel A.E.B.E.............................. Greece                 100%
  Mattel A.G.................................. Switzerland            100%
  Mattel Manufacturing Europe, S.r.l.......... Italy                  100%
Mattel International Holdings B.V............. The Netherlands        100%
 Mattel Europe Holdings B.V................... The Netherlands        100%
  Mattel G.m.b.H.............................. Germany                100%
  Mattel Manufacturing East Europe S.R.O...... Czech Republic         100%
  Mattel Europa B.V........................... The Netherlands        100%

                          SUBSIDIARIES OF MATTEL, INC.

                                                               Percentage of
                                                             Voting Securities
                                                             Owned Directly or
                                             Jurisdiction in    Indirectly
              Subsidiaries/1/                Which Organized   By Parent/2/
              ---------------                --------------- -----------------
   Nanhai City Mattel Diecast Ltd........... China                  100%
   Mattel B.V............................... The Netherlands        100%
   P.T. Mattel Indonesia.................... Indonesia              100%
  Mattel France S.A......................... France                 100%
   Corolle S.A.............................. France                 100%
    Mattel Portugal Limitada................ Portugal               100%
  Mattel Gesellschaft m.b.H................. Austria                100%
  Mattel Northern Europe.................... Denmark                100%
Mattel Japan Limited........................ Japan                  100%
Mattel (K.L.) Sdn.Bhd....................... Malaysia               100%
Mattel (Malaysia) Sdn.Bhd................... Malaysia               100%
Mattel Manufacturas de Monterrey, S.A. de
 C.V........................................ Mexico                 100%
Mattel Media, Inc........................... Delaware               100%
Mattel de Mexico, S.A. de C.V............... Mexico                 100%
 Mattel Servicios, S.A. de C.V.............. Mexico                 100%
Mattel (NZ) Limited......................... New Zealand            100%
Mattel Operations, Inc...................... Delaware               100%
Mattel Overseas, Inc........................ California             100%
 Mattel Asia Pacific Sourcing Limited....... Hong Kong              100%
 Mattel Vendor Operations Asia Limited...... Hong Kong              100%
 Tyco Hong Kong Ltd......................... Hong Kong              100%
Mattel Peru, S.A............................ Peru                   100%
Mattel Pty. Limited......................... Australia              100%
Mattel Realty Corporation................... Delaware               100%
Mattel Sales Corp........................... California             100%
Mattel Southeast Asia Pte. Ltd.............. Singapore              100%
Mattel Specialty, Inc....................... Delaware               100%
Mattel Tools Sdn.Bhd........................ Malaysia               100%
Mattel Taiwan Corporation................... Taiwan                 100%
Mattel de Venezuela, C.A.................... Venezuela              100%
Mattel.com, Inc............................. Delaware               100%
Mindscape Holdings, Inc..................... Delaware               100%
 Mindscape, Inc............................. Delaware               100%
 Mindscape International Pty. Ltd........... Australia              100%
Montoi S.A. de C.V.......................... Mexico                 100%
Pleasant Company............................ Wisconsin              100%
Pleasant Company Publications............... Wisconsin              100%
Pleasant Company Productions................ Wisconsin              100%
Precision Moulds Limited.................... Hong Kong              100%
Softkey Holding GmbH........................ Germany                100%
 TLC The Learning Company Deutschland GmbH.. Germany                100%
Softkey Holdings Corporation................ Canada                 100%
 Softkey Software Products Inc.............. Canada                 100%
Softkey Holdings SARL....................... France                 100%
 TLC Edusoft SA............................. France                 100%
The Learning Company Asia Pacific Pty.
 Limited.................................... Australia              100%

                          SUBSIDIARIES OF MATTEL, INC.

                                                                Percentage of
                                                              Voting Securities
                                                              Owned Directly or
                                              Jurisdiction in    Indirectly
               Subsidiaries/1/                Which Organized   By Parent/2/
               ---------------                --------------- -----------------
The Learning Company Holland B.V............. The Netherlands        100%
The Learning Company (Ireland) Limited....... Ireland                100%
The Learning Company, K.K.................... Japan                  100%
The Learning Company (UK) Limited............ U.K.                   100%
TLC Multimedia Inc........................... Minnesota              100%
Tyco Toys (Europe) N.V....................... Belgium                100%

--------
1 All of the subsidiaries listed above are included in the consolidated financial statements. Inactive subsidiaries and subsidiaries that, when considered in the aggregate, do not constitute a significant subsidiary have not been included in the above list.
2 Parent refers to Mattel, Inc. (a Delaware corporation) and excludes Directors' qualifying shares.